                                Janus Orion Fund
                         Supplement Dated July 28, 2000
           to Statement of Additional Information Dated May 31, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2000. THIS SUPPLEMENT AND THE STATEMENT OF ADDITIONAL INFORMATION CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST ANOTHER COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-525-3713.

THE FOLLOWING REPLACES THE INFORMATION ABOUT JANUS CAPITAL'S OWNERSHIP UNDER THE HEADING "INVESTMENT ADVISER":

Effective July 12, 2000, Janus Capital is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock, and by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which cannot be unreasonably withheld.

With respect to the fourth sentence of the second paragraph under the heading "Custodian, Transfer Agent and Certain Affiliations", DST Systems, Inc. is now a subsidiary of Stilwell and not KCSI.